VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2011

Nasdaq-100 Index Fund. Effective February 16, 2012, in each Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Brendan Voege is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

Date: February 16, 2012